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                                                                   Exhibit 99.20

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                        LUMINENT MORTGAGE CAPITAL, INC.,
                     MAIA MORTGAGE FINANCE STATUTORY TRUST,
                    MERCURY MORTGAGE FINANCE STATUTORY TRUST

                                 each, an Owner

                                       and

                            CENTRAL MORTGAGE COMPANY

                                    Servicer

                               SERVICING AGREEMENT

                            Dated as of July 17, 2006

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                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS......................................................    1
Section 1.01    Defined Terms..............................................    1

ARTICLE II SERVICING OF MORTGAGE LOANS; POSSESSION OF SERVICING FILES;
   BOOKS AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS..................   10
Section 2.01    Servicing of Mortgage Loans................................   10
Section 2.02    Maintenance of Servicing Files.............................   11
Section 2.03    Books and Records..........................................   11
Section 2.04    Transfer of Mortgage Loans.................................   11
Section 2.05    Delivery of Mortgage Loan Documents........................   12

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SERVICER.................   12

ARTICLE IV ADMINISTRATION AND SERVICING OF MORTGAGE LOANS..................   14
Section 4.01    Servicer to Act as Servicer................................   14
Section 4.02    Collection of Mortgage Loan Payments.......................   16
Section 4.03    Realization Upon Defaulted Mortgage Loans..................   16
Section 4.04    Establishment of Custodial Accounts; Deposits in
                Custodial Accounts.........................................   17
Section 4.05    Permitted Withdrawals From the Custodial Account...........   18
Section 4.06    Establishment of Escrow Accounts; Deposits in
                Escrow Accounts............................................   19
Section 4.07    Permitted Withdrawals From Escrow Account..................   20
Section 4.08    Payment of Taxes, Insurance and Other Charges,
                Maintenance of Primary Mortgage Insurance Policies,
                Collections Thereunder.....................................   21
Section 4.09    Transfer of Accounts.......................................   22
Section 4.10    Maintenance of Hazard Insurance............................   22
Section 4.11    Blanket Hazard Insurance...................................   23
Section 4.12    Fidelity Bond, Errors and Omissions Insurance..............   23
Section 4.13    Title, Management and Disposition of REO Property..........   24
Section 4.14    Notification of Adjustments................................   25

ARTICLE V PAYMENTS TO THE OWNER............................................   26
Section 5.01    Remittances................................................   26
Section 5.02    Statements to the Owner....................................   26
Section 5.03    Monthly Advances by the Servicer...........................   26


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Section 5.04    Liquidation Reports........................................   27

ARTICLE VI GENERAL SERVICING PROCEDURES....................................   27
Section 6.01    Assumption Agreements......................................   27
Section 6.02    Satisfaction of Mortgages and Release of Mortgage
                Loan Documents.............................................   28
Section 6.03    Servicing Compensation.....................................   29
Section 6.04    Annual Statement as to Compliance; Financial Statements....   29
Section 6.05    Annual Independent Certified Public Accountants'
                Servicing Report...........................................   29
Section 6.06    Owner's Right to Examine Servicer Records..................   30
Section 6.07    Compliance with REMIC Provisions...........................   30
Section 6.08    Non-solicitation...........................................   30
Section 6.09    Annual Certification and Indemnification...................   30

ARTICLE VII REPORTS TO BE PREPARED BY SERVICER.............................   31
Section 7.01    Servicer Shall Provide Information as Reasonably Required..   31

ARTICLE VIII THE SERVICER..................................................   31
Section 8.01    Indemnification; Third Party Claims........................   31
Section 8.02    Merger or Consolidation of the Servicer....................   32
Section 8.03    Limitation on Liability of the Servicer and Others.........   32
Section 8.04    Servicer Not to Resign.....................................   33
Section 8.05    No Transfer of Servicing...................................   33

ARTICLE IX DEFAULT.........................................................   34
Section 9.01    Events of Default..........................................   34
Section 9.02    Waiver of Defaults.........................................   35

ARTICLE X TERMINATION......................................................   36
Section 10.01   Termination................................................   36
Section 10.02   Removal of Mortgage Loans from Inclusion Under this
                Agreement Upon a Securitization Transaction or Whole
                Loan Transfer..............................................   36

ARTICLE XI COMPLIANCE WITH REGULATION AB...................................   38
Section 11.01   Intent of the Parties; Reasonableness......................   38
Section 11.02   Additional Representations and Warranties of the Servicer..   39
Section 11.03   Information to Be Provided by the Servicer.................   39
Section 11.04   Servicer Compliance Statement..............................   43
Section 11.05   Report on Assessment of Compliance and Attestation.........   43


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Section 11.06   Use of Subservicers and Subcontractors.....................   44
Section 11.07   Indemnification; Remedies..................................   45
Section 11.08   Third Party Beneficiary....................................   47

ARTICLE XII MISCELLANEOUS PROVISIONS.......................................   48
Section 12.01   Successor to the Servicer..................................   48
Section 12.02   Amendment..................................................   49
Section 12.03   Governing Law..............................................   49
Section 12.04   Notices....................................................   49
Section 12.05   Severability of Provisions.................................   50
Section 12.06   Exhibits and Schedules.....................................   50
Section 12.07   General Interpretive Principles............................   51
Section 12.08   Reproduction of Documents..................................   51
Section 12.09   Confidentiality of Information.............................   51
Section 12.10   Assignment by the Owner....................................   52
Section 12.11   No Partnership.............................................   52
Section 12.12   Counterparts; Successors and Assigns.......................   52
Section 12.13   Entire Agreement...........................................   52
Section 12.14   Further Agreements.........................................   52
Section 12.15   Third Party Beneficiary....................................   52

EXHIBITS

   Exhibit A   Mortgage Loan Schedule

   Exhibit B   Custodial Account Letter Agreement

   Exhibit C   Escrow Account Letter Agreement

   Exhibit D   Form of Request for Release of Documents

   Exhibit E   Form of Sarbanes-Oxley Certification

   Exhibit F   Format for Monthly Loan Remittance Data

   Exhibit G   Default Reporting Format

   Exhibit H   Format for Reporting Realized Losses or Gains

   Exhibit I   Servicing Criteria To Be Addressed In Assessment Of Compliance


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   Exhibit J   Form Of Back-Up Certification

   Exhibit K   Special Foreclosure Rights


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THIS IS A SERVICING AGREEMENT, dated as of July 17, 2006 (the "Agreement"), and is executed between Luminent Mortgage Capital, Inc., Maia Mortgage Finance Statutory Trust, Mercury Mortgage Finance Statutory Trust (as applicable, the "Owner") and Central Mortgage Company (the "Servicer").

                                   WITNESSETH:

     WHEREAS, The Owner will acquire Mortgage Loans on a servicing-related basis from one or more sellers (each, a "Seller") from time to time.

     WHEREAS, the Owner and the Servicer desire that, from and after the related Effective Date, the Mortgage Loans which are subject to this agreement will be serviced by the Servicer on behalf of the Owner in accordance with the terms and provisions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Owner and the Servicer agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Defined Terms.

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Accepted Servicing Practices: With respect to any Mortgage Loan, all applicable federal, state and local laws and regulations and those mortgage servicing practices and procedures (including collection practices and procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and which, except as otherwise specifically provided herein, are no lower than the standards employed by the Servicer in servicing similar mortgage loans for its own account and the standards established by Fannie Mae under the Fannie Mae Guide with respect to similar mortgage loans that are purchased by and serviced on behalf of Fannie Mae.

          Adjustment Date: As to each ARM Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

          Agreement: This Servicing Agreement including all exhibits hereto, amendments hereof and supplements hereto.

          ARM Loan: A first lien, conventional, 1-4 family residential Mortgage Loan with an interest rate which adjusts from time to time in accordance with the related Index and is subject to a Periodic Rate Cap and a Lifetime Rate Cap and which may permit conversion to a fixed interest rate.

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          Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a legal holiday in the States of Arkansas, California, Pennsylvania, New York or the jurisdiction in which the Servicer conducts its servicing activities, or
(iii) a day on which banking and savings and loan institutions in the States of Arkansas, California, Pennsylvania, New York or the jurisdiction in which the Servicer conducts its servicing activities are authorized or obligated by law or executive order to be closed.

          Code: The Internal Revenue Code of 1986, as it may be amended from time to time, or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

          Commission: The United States Securities and Exchange Commission.

          Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

          Custodial Account: The separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "Central Mortgage Company Custodial Account in trust for [Owner]" and shall be established at a Qualified Depository.

          Custodial Agreement: Any agreement among a Custodian, the Owner and the Servicer, providing for the custody of Mortgage Loan Documents.

          Custodian: Any document custodian holding Mortgage Loan Documents pursuant to the terms of a Custodial Agreement.

          Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

          Determination Date: The 15th day of any month, or if such 15th day is not a Business Day, the first Business Day immediately preceding such 15th day.

          Due Date: With respect to any Mortgage Loan, each day on which payments of principal and interest are required to be paid in accordance with the terms of the related Mortgage Note, exclusive of any days of grace.

          Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

          Effective Date: With respect to the Mortgage Loans initially subject hereto, September 1, 2006, or such later date as is mutually agreed. With respect to additional Mortgage Loans to be subject hereto from time to time, the date set forth in the related Transmission (which shall be the closing date of the sale of the related Mortgage Loans by the Seller to the Owner).


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          Escrow Account: The separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled "Central Mortgage Company Escrow Account, in trust for [Owner] and various Mortgagors" and shall be established at a Qualified Depository.

          Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

          Event of Default: Any one of the conditions or circumstances enumerated in Section 9.01.

          Exchange Act: The Securities Exchange Act of 1934, as amended.

          Fannie Mae: Fannie Mae, or any successor thereto.

          Fannie Mae Guide: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

          Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to Section 4.12.

          FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended from time to time.

          Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.

          Freddie Mac Guide: The Freddie Mac Selling Guide and the Freddie Mac Servicing Guide and all amendments or additions thereto.

          Full Principal Prepayment: A Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

          GAAP: Generally accepted accounting principles and procedures, consistently applied.

          HUD: The United States Department of Housing and Urban Development or any successor thereto.

          Index: With respect to each ARM Loan, the index, as specified in the related Mortgage Note, used to determine the Mortgage Interest Rate on each Adjustment Date on such ARM Loan.

          Index Rate: With respect to each ARM Loan, on each Adjustment Date, the rate per annum equal to the Index, calculated as provided in the related Mortgage Note.


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          Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

          Lifetime Rate Cap: With respect to each ARM Loan, the maximum Mortgage Interest Rate over the term of such Mortgage Loan, as specified in the related Mortgage Note.

          Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to Section 4.13.

          LMPI Rate: With respect to each Mortgage Loan with a lender-paid Primary Mortgage Insurance Policy, the rate per annum for such Mortgage Loan specified in the Mortgage Loan Schedule.

          Margin: With respect to each ARM Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate.

          Master Servicer: With respect to any Securitization Transaction, the "master servicer" and/or "securities administrator," if any, identified in the related transaction documents.

          Monthly Advance: The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Servicer pursuant to Section
5.03 on the Business Day immediately preceding the Remittance Date of the related month.

          Monthly Payment: With respect to each Mortgage Loan, the scheduled monthly payment of principal and interest thereon which is payable by the related Mortgagor under the related Mortgage Note.

          Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a lien on real property securing the Mortgage Note.

          Mortgage Interest Rate: The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note, and in the case of an ARM Loan, as adjusted from time to time on each Adjustment Date for such Mortgage Loan to equal the Index Rate for such Mortgage Loan plus the Margin for such Mortgage Loan, and subject to the limitations on such interest rate imposed by the Periodic Rate Cap and the Lifetime Rate Cap.

          Mortgage Loan: An individual Mortgage Loan described herein and as further identified on the Mortgage Loan Schedule, as amended from time to time, which Mortgage Loan includes without limitation the Mortgage Loan Documents, the Monthly Payments, Principal Prepayments, Prepayment Penalties, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.


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          Mortgage Loan Documents: With respect to each Mortgage Loan, the original mortgage loan legal documents held by the Owner or by a Custodian on the Owner's behalf.

          Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate and if applicable, the LPMI Rate and the Pool Rate.

          Mortgage Loan Schedule: The schedule of Mortgage Loans attached hereto as Exhibit A, as supplemented from time to time in accordance with the provisions hereof.

          Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

          Mortgaged Property: The underlying real property securing repayment of the debt evidenced by a Mortgage Note.

          Mortgagor: The obligor on a Mortgage Note.

          Nonrecoverable Advance: Any advance previously made by the Servicer pursuant to Section 5.03 or any Servicing Advance which, in the good faith judgment of the Servicer, will not be ultimately recoverable by the Servicer from Liquidation Proceeds or other proceeds of the related Mortgage Loan. The determination by the Servicer that is has made a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Owner and detailing the reasons for such determination.

          Officers' Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President or by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner as required by this Agreement.

          Opinion of Counsel: A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the other party.

          Owner: Luminent Mortgage Capital, Inc., Maia Mortgage Finance Statutory Trust, Mercury Mortgage Finance Trust, as applicable, and their respective successors in interest and assigns (including the Trustee in connection with a Securitization Transaction).

          Partial Principal Prepayment: A Principal Prepayment by a Mortgagor in part but not in full of the outstanding principal balance of a Mortgage Loan.

          Periodic Rate Cap: With respect to each ARM Loan, the maximum number of percentage points by which the Mortgage Interest Rate may increase or decrease on any Adjustment Date.


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          Permitted Investments: Any one or more of the following obligations or securities:

          (i) direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (ii) (a) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

          (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

          (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Permitted Investments to exceed 10% of the aggregate outstanding principal balances and amounts of all the Permitted Investments;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof);

          (vi) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency; and

          (vii) any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (which may include repurchase obligations secured by collateral described in clause (i));

provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par; and provided further that any such instrument or security must be payable on demand or on a


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specified date not later than the Remittance Date on which amounts held therein are required to be distributed.

          Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof.

          Pool Rate: With respect to any group of Mortgage Loans covered by a pool mortgage insurance policy, the rate per annum set forth in the Confirmation or Reconstitution with respect thereto.

          Prepayment Interest Shortfall: On any Remittance Date, the sum of the differences between (a) interest actually received in a Due Period as a result of a Full Principal Prepayment or Partial Principal Prepayment or other unscheduled receipt of principal (including as a result of a liquidation) on each Mortgage Loan as to which such a payment is received and (b) the scheduled interest portion of the Monthly Payment of such Mortgage Loan, adjusted to the applicable Mortgage Loan Remittance Rate.

          Prepayment Penalties: With respect to any Mortgage Loans, any prepayment penalty or premium thereon payable in connection with a Principal Prepayment on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

          Primary Mortgage Insurance Policy: Each primary policy of mortgage insurance, or any replacement policy therefor obtained by the Servicer pursuant to Section 4.08.

          Prime Rate: The prime rate of U.S. money center banks as published from time to time in The Wall Street Journal.

          Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan, full or partial, which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Qualified Appraiser: An appraiser, duly appointed by the Servicer, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, which appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

          Qualified Depository: A deposit account or accounts maintained with a federal or state chartered depository institution the deposits in which are insured by the FDIC to the applicable limits and the short-term unsecured debt obligations (or, in the case of a depository institution that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) at the time any deposits are held on deposit therein and that is acceptable to Fannie Mae or Freddie Mac for similar accounts with respect to mortgage loans serviced for Fannie Mae or Freddie Mac, as the case may be.


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          Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and approved as an insurer by Fannie Mae and Freddie Mac.

          Rating Agency: Any of Standard & Poor's Ratings Service, a division of The McGraw Hill Companies Inc., Moody's Investors Service, Inc., Fitch, Inc. or Dominion Bond Rating Service.

          Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

          Reconstitution Date: With respect to any Mortgage Loan, the date on which such Mortgage Loan is removed from coverage by this Agreement upon a Securitization Transaction or a Whole Loan Transfer.

          Reg AB Servicer: As defined in Section 11.03(c).

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          REMIC Provisions: The provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

          Remittance Date: The 18th day of any month, or if such 18th day is not a Business Day, the first Business Day immediately following such 18th day.

          REO Disposition: The final sale by the Servicer of any REO Property.

          REO Disposition Proceeds: Amounts received by the Servicer in connection with a related REO Disposition.

          REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Owner as described in Section 4.13.

          Securities Act: The Securities Act of 1933, as amended.

          Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-


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backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

          Seller: As defined in the recitals hereto.

          Servicer: Central Mortgage Company, or any of its successors in interest or any successor under this Agreement appointed as herein provided.

          Servicer Information: As defined in Section 11.07(a).

          Servicing Advances: All customary, reasonable and necessary "out-of-pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations relating to each Mortgage Loan, including the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Servicer specifies the Mortgage Loan(s) to which such expenses relate),
(c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in full or partial satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage and (e) compliance with the obligations under Section 4.08.

          Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

          Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Owner shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the applicable Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Owner to pay the Servicing Fee is limited to, and the Servicing Fee is payable from the interest portion of such Monthly Payment collected by the Servicer or as otherwise provided under
Section 4.05.

          Servicing Fee Rate: The Servicing Fee Rate with respect to each Mortgage Loan shall be a rate per annum for such Mortgage Loan specified in the Mortgage Loan Schedule.

          Servicing File: The documents, records and other items pertaining to a particular Mortgage Loan, and any additional documents relating to such Mortgage Loan as are in, or as may from time to time come into, the Servicer's possession.

          Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing


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officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

          Stated Principal Balance: As to each Mortgage Loan as of any date of determination, (i) the principal balance of such Mortgage Loan after giving effect to payments of principal due, whether or not received, minus (ii) all other amounts attributable to principal previously distributed to the Owner with respect to the Mortgage Loan.

          Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

          Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

          Transmission: A notice, dated as of the related Effective Date, given by the Owner to the Servicer, from time to time, pursuant to which additional Mortgage Loans, as described on the schedule attached thereto (which schedule shall become part of the Mortgage Loan Schedule as of the related Effective
Date), are made subject to the terms of this Agreement.

          Trustee: The Person appointed as trustee in connection with any Securitization Transaction.

          Whole Loan Transfer: The sale or transfer of some or all of the ownership interest in the Mortgage Loans by the Owner to one or more third parties in whole loan or participation format, which third party may be Fannie Mae or Freddie Mac.

                                   ARTICLE II

 SERVICING OF MORTGAGE LOANS; POSSESSION OF SERVICING FILES; BOOKS AND RECORDS;
                      DELIVERY OF MORTGAGE LOAN DOCUMENTS

     Section 2.01 Servicing of Mortgage Loans.

          The Servicer does hereby agree to service the Mortgage Loans, from and after the related Effective Date, pursuant to the terms of this Agreement. The Mortgage Loans initially subject to this Agreement are described in the Mortgage Loan Schedule attached hereto on the initial Effective Date. Additional Mortgage Loans may be subject hereto pursuant to a Transmission to the Servicer by the Owner, setting forth the Effective Date with respect thereto.

     Section 2.02 Maintenance of Servicing Files.

          The Servicer shall maintain a Servicing File consisting of all documents necessary to service the Mortgage Loans. The possession of each Servicing File by the Servicer is for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. The Servicer acknowledges that the ownership of each Mortgage Loan is vested in the Owner. All rights arising out of the Mortgage Loans including all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Servicer shall be received and held by the Servicer for the sole purpose of servicing the Mortgage Loans and such retention and possession by the Servicer is in a custodial capacity only in trust for the exclusive benefit of the Owner as the owner of the related Mortgage Loans. Any portion of the related Servicing Files retained by the Servicer shall be appropriately identified in the Servicer's computer system to reflect clearly the ownership of the related Mortgage Loans by the Owner. The Servicer shall release its custody of the contents of the related Servicing Files only in accordance with written instructions of the Owner, except when such release is required as incidental to the Servicer's servicing of the Mortgage Loans, such written instructions shall not be required.

     Section 2.03 Books and Records.

          The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Servicer's computer system to clearly reflect the ownership of the Mortgage Loan by the Owner. In particular, the Servicer shall maintain in its possession, available for inspection by the Owner, or its designee and shall deliver to the Owner upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae and Freddie Mac, as applicable, including documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including optical imagery techniques so long as the Servicer complies with the requirements of the Fannie Mae Guide.

          The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Owner or its designee the related Servicing File (or copies thereof) during the time the Owner retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

     Section 2.04 Transfer of Mortgage Loans.

          No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage

Loan unless a notice of the transfer of such Mortgage Loan has been delivered to the Servicer in accordance with this Section 2.04. The Owner may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans in accordance with Sections 10.02 and 11.11; provided, however, that the transferee will not be deemed to be an Owner hereunder binding upon the Servicer unless such transferee shall agree in writing to be bound by the terms of this Agreement and an assignment and assumption of this Agreement reasonably acceptable to the Servicer (except as provided in Section 10.02 with respect to a Securitization Transaction by the Owner). The Owner also shall advise the Servicer in writing of the transfer. Upon receipt of notice of the permitted transfer, the Servicer shall mark its books and records to reflect such assignee's ownership of the related Mortgage Loans, and the previous Owner shall be deemed released from its obligations hereunder with respect to such Mortgage Loans from and after the date of such sale or transfer without the necessity of any action on the part of the Servicer.

     Section 2.05 Delivery of Mortgage Loan Documents.

          The Servicer shall forward to the Custodian on behalf of the Owner original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or
6.01 promptly after their execution; provided, however, that the Servicer shall provide the Custodian on behalf of the Owner with a certified true copy of any such document submitted for recordation promptly after its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original promptly after receipt thereof, but in no event later than 180 days after its execution, provided, however, that if delivery is not completed within 180 days solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, the Servicer shall continue to use its best efforts to obtain such documents and effect delivery as soon as possible after its receipt thereof.

          From time to time the Servicer may have a need for Mortgage Loan Documents to be released by the Custodian. If the Servicer shall require any of the Mortgage Loan Documents, the Servicer shall notify the Custodian in writing of such request in the form of the request for release attached hereto as Exhibit D. During the time that any such documentation is held by the Servicer, such possession is in trust for the benefit of the Owner, and the Servicer shall return such documentation to the Custodian upon the request of the Owner or when the Servicer's need therefore no longer exists.

                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE SERVICER

          The Servicer represents and warrants to and covenants with the Owner that as of the date hereof and as of each Effective Date or as of such other date specifically provided herein:

     (i) The Servicer is a validly existing corporation in good standing under the laws of the State of its organization and is qualified to transact business in, is in good standing under the laws of, and possesses all licenses necessary for the conduct of its business in, each state in which any Mortgaged Property is located or is otherwise exempt or not required under applicable law to effect such qualification or license and no demand for such qualification or license has been made upon the Servicer by any such state, and in any event the Servicer is in compliance with the laws of each such State to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement.

     (ii) The Servicer has full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance.

     (iii) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated thereby and hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Servicer's articles of incorporation or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

     (iv) There is no litigation pending or, to the Servicer's knowledge, threatened with respect to the Servicer which is reasonably likely to have a material adverse effect on the execution, delivery or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Servicer.

     (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement except for consents, approvals, authorizations and orders which have been obtained.

     (vi) The Servicer is an approved seller/servicer of residential mortgage loans for Fannie Mae and Freddie Mac. The Servicer is in good standing to service mortgage loans for Fannie Mae and Freddie Mac and no event has occurred which would make the Servicer unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac.

     (vii) No written statement, report or other document furnished or to be furnished pursuant to the Agreement contains or will contain any statement that is or will be inaccurate or misleading in any material respect or omits to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading.

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 4.01 Servicer to Act as Servicer.

          The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with Accepted Servicing Practices (giving due consideration to the Owner's reliance on the Servicer), and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and with Accepted Servicing Practices. Except as otherwise set forth in this Agreement, the Servicer shall service the Mortgage Loans in compliance with the servicing provisions of the Fannie Mae Guide, including provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of title insurance, hazard insurance, flood insurance, Primary Mortgage Insurance Policies, a Fidelity Bond and errors and omissions insurance, all such coverage to be maintained with a Qualified Insurer, inspections, the restoration of Mortgaged Property, management of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Loan Documents, annual statements, and examination of records and facilities. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae Guide, the provisions of this Agreement shall control and be binding upon the Owner and the Servicer. The Owner may, at its option, deliver powers-of-attorney to the Servicer sufficient to allow the Servicer as servicer to execute all documentation requiring execution on behalf of Owner with respect to the servicing of the Mortgage Loans, including satisfactions, partial releases, modifications and foreclosure documentation or, in the alternative, shall as promptly as reasonably feasible, execute and return such documentation to the Servicer.

          Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner; provided, however, that unless the Servicer has obtained the prior written consent of the Owner, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which has been agreed to in writing by the Owner and which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the related Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04 and Section 5.03, the difference between (a) such month's principal and one month's interest at the related Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section 4.05. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.

          Notwithstanding anything in this Agreement to the contrary, if a REMIC election is made, the Servicer shall not (unless the related Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (ii) cause the related REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the "startup date" of such REMIC under the REMIC Provisions.

          The Servicer shall perform all of its servicing responsibilities hereunder or may cause a subservicer to perform any such servicing responsibilities on its behalf, but the use by the Servicer of a subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of each subservicer as fully as if such acts and omissions were those of the Servicer. Any such subservicer must be a Fannie Mae approved seller/servicer or a Freddie Mac approved seller/servicer in good standing and no event shall have occurred, including but not limited to, a change in insurance coverage, which would make it unable to comply with the eligibility requirements for seller/servicers imposed by Fannie Mae or Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac. The Servicer shall pay all fees and expenses of each subservicer from its own funds, and a subservicer's fee shall not exceed the Servicing Fee.

          At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph; provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer's option, from electing to service the related Mortgage Loans itself. In the event that the Servicer's responsibilities and duties under this Agreement are terminated pursuant to Section 8.04, 9.01 or 10.01, and if requested to do so by the Owner, the Servicer shall at its own cost and expense terminate the rights and responsibilities of each subservicer effective as of the date of termination of the Servicer. The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of each subservicer from the Servicer's own funds without reimbursement from the Owner.

          Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or any reference herein to actions taken through a subservicer or otherwise, the Servicer shall not be relieved of its obligations to the Owner and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into an agreement with a subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between such subservicer and Servicer alone, and the Owner shall have no obligations, duties or liabilities with respect to such Subservicer including no obligation, duty or liability of Owner to pay such subservicer's fees and expenses. For purposes of distributions and advances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when a subservicer has received such payment.

     Section 4.02 Collection of Mortgage Loan Payments.

          Continuously from the date hereof until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed with reasonable diligence and in accordance with Accepted Servicing Practices, to collect all payments due under each Mortgage Loan when the same shall become due and payable. Further, the Servicer shall take reasonable care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

          The Servicer (a) shall seek the timely and complete recovery of principal and interest on the Mortgage Notes and (b) shall waive a prepayment penalty or charge only under the following circumstances: (i) such waiver is standard and customary in servicing similar Mortgage Loans and such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such prepayment penalty or charge and the related Mortgage Loan or (ii) the collection of such prepayment penalty or charge would be in violation of applicable laws. The Servicer hereby acknowledges that for the purposes of the preceding sentence, (i) the law applicable to the enforcement of prepayment penalties and charges is the law applicable to the related originator of the Mortgage Loans and (ii) state laws prohibiting or limiting prepayment penalties or charges are preempted and thereby inapplicable if the related originator of the mortgage loans is a federal association or federal bank or an operating subsidiary of such institution. In the event the Servicer determines that (i) the foregoing acknowledgement is no longer accurate and (ii) applicable state law would prevent it from fully enforcing prepayment penalties or charges, the Servicer shall (i) provide prompt notice to such effect to the Owner and (ii) provide a written opinion of counsel from a nationally recognized law firm experienced in regulatory matters concluding that fully enforcing prepayment penalties or charges would violate applicable law.

     Section 4.03 Realization Upon Defaulted Mortgage Loans.

          The Servicer shall use its reasonable efforts, consistent with Accepted Servicing Practices, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. The Servicer shall use its reasonable efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Owner, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which any Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Owner after reimbursement to itself for such expenses, and
(ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or functions as Servicing Advances; provided, however, that it shall be entitled to reimbursement therefor as provided in Section 4.05. Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. Upon completion of the inspection, the Servicer shall promptly provide the Owner with a written report of the environmental inspection. After reviewing the environmental inspection report, the Owner shall direct the Servicer as to how the Servicer shall proceed with respect to the Mortgaged Property, and the Servicer shall follow the Owner's directions with respect thereto.

          The Servicer and the Owner hereby agree that, in the event of a Securitization Transaction, the Special Foreclosure Rights substantially in the form attached hereto as Exhibit K shall be applicable to the Servicer or any Subservicer with respect to the applicable Mortgage Loans.

     Section 4.04 Establishment of Custodial Accounts; Deposits in Custodial Accounts.

          The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts. Each Custodial Account shall be established with a Qualified Depository. Any funds in a Custodial Account may be invested in Permitted Investments for the benefit of the Owner (with any income earned thereon for the benefit of the Servicer). Funds deposited in the Custodial Account may be drawn on by the Servicer only in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by an account certification in the form shown in Exhibit B hereto. The original of such account certification shall be furnished to the Owner upon reasonable request. The Servicer acknowledges and agrees that the Servicer shall bear any losses incurred with respect to Permitted Investments. The amount of any such losses shall be immediately deposited by the Servicer in the Custodial Account, out of the Servicer's own funds, with no right to reimbursement therefor.

          The Servicer shall deposit in the Custodial Account within two (2) Business Days of Servicer's receipt, and retain therein, the following collections:

               (i) all payments on account of principal, including Principal Prepayments and Prepayment Penalties on the Mortgage Loans;

               (ii) all payments on account of interest on the Mortgage Loans adjusted to the related Mortgage Loan Remittance Rate;

               (iii) all Liquidation Proceeds and REO Disposition Proceeds;

               (iv) any net amounts received by the Servicer in connection with any REO Property pursuant to Section 4.13;

               (v) all Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law;

               (vi) all Condemnation Proceeds affecting any Mortgaged Property other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law;

               (vii) any Monthly Advances as provided in Section 5.03;

               (viii) any amounts required to be deposited in the Custodial Account pursuant to Sections 4.01, 4.14, 6.01 and 6.02; and

               (ix) with respect to each Full Principal Prepayment or Partial Principal Prepayment, any Prepayment Interest Shortfall, to the extent of the Servicer's aggregate Servicing Fee received with respect to the related Due Period.

          The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Servicer in the Custodial Account.

     Section 4.05 Permitted Withdrawals From the Custodial Account.

          The Servicer may, from time to time, make withdrawals from the Custodial Account for the following purposes:

          (i) to make payments to the Owner in the amounts and in the manner provided for in Section 5.01;

          (ii) to reimburse itself for Monthly Advances, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fees) of principal and/or interest respecting which any such Monthly Advance was made;

          (iii) to reimburse itself for unreimbursed Servicing Advances and Monthly Advances, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to Liquidation Proceeds, Condemnation Proceeds, and Insurance Proceeds and REO Disposition Proceeds related to such Mortgage Loan;

          (iv) to pay to itself as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date) and (b) any Servicing Fee to which the Servicer is entitled in accordance with the terms hereof to the extent such Servicing Fee has not been paid to or retained by the Servicer;

          (v) to reimburse itself for any Nonrecoverable Advances;

          (vi) to transfer funds to another Qualified Depository in accordance with Section 4.09 hereof;

          (vii) to remove funds deposited in the Custodial Account in error by the Servicer; and

          (viii) to clear and terminate the Custodial Account upon the termination of this Agreement.

     Section 4.06 Establishment of Escrow Accounts; Deposits in Escrow Accounts.

          The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts. Each Escrow Account shall be established with a Qualified Depository. Any funds deposited in an Escrow Account may be invested in Permitted Investments. Funds deposited in an Escrow Account may be drawn on by the Servicer in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by an account certification in the form shown in Exhibit C. The original of such account certification shall be furnished to the Owner upon request. The Servicer acknowledges and agrees that the Servicer shall bear any losses incurred with respect to Permitted Investments. The amount of any such losses shall be immediately deposited by the Servicer in the Escrow Account out of the Servicer's own funds, with no right to reimbursement therefor.

          The Servicer shall deposit in the Escrow Account or Accounts within two (2) Business Days of Servicer's receipt, and retain therein:

          (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any items as are required under the terms of this Agreement;

          (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

          (iii) all Servicing Advances for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

          The Servicer shall make withdrawals from an Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth in and in accordance with Section 4.07. Except as provided in Section 4.07, the Servicer shall be entitled to retain any interest paid on funds deposited in an Escrow Account by the Qualified Depository.

     Section 4.07 Permitted Withdrawals From Escrow Account.

          Withdrawals from the Escrow Account may be made by the Servicer only:

          (i) to effect timely payments of ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, Primary Mortgage Insurance Policy premiums, if applicable, and comparable items;

          (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

          (iii) to refund to the Mortgagor any funds as may be determined to be overages;

          (iv) for transfer to the Custodial Account in connection with an acquisition of REO Property;

          (v) for application to restoration or repair of the Mortgaged
     Property;

          (vi) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

          (vii) to pay to the Mortgagors or other parties Insurance Proceeds deposited in accordance with Section 4.06;

          (viii) to remove funds placed in an Escrow Account in error by the Servicer; and

          (ix) to clear and terminate the Escrow Account on the termination of this Agreement.

          As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in an Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

     Section 4.08 Payment of Taxes, Insurance and Other Charges, Maintenance of Primary Mortgage Insurance Policies, Collections Thereunder.

          With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor when due. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

          The Servicer shall maintain in full force and effect Primary Mortgage Insurance Policies issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is herein required. Such coverage will be maintained until the ratio of the current outstanding principal balance of the related Mortgage Loan to the appraised value of the related Mortgaged Property, based on the most recent appraisal of the Mortgaged Property performed by a Qualified Appraiser, such appraisal to be included in the Servicing File, is reduced to 80.00% or less (or such other amount provided under applicable law). The Servicer shall not cancel or refuse to renew any Primary Mortgage Insurance Policy that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with a Qualified Insurer. The Servicer shall not take any action which would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

          In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any Private Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to
Section 4.04, any amounts collected by the Servicer under any Primary Mortgage Insurance

Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

     Section 4.09 Transfer of Accounts.

          The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. The Servicer shall notify the Owner of any such transfer prior to the effective date of such transfer.

     Section 4.10 Maintenance of Hazard Insurance.

          The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of
(i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) the percentage such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as being a special flood hazard area that has federally-mandated flood insurance requirements, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan and (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The Servicer shall also maintain on each REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05. It is understood and agreed that no other additional insurance need be required by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loans, other than as provided in the Fannie Mae Guide or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating in Best's Key Rating Guide currently acceptable to Fannie Mae and are licensed to do business in the state wherein the property subject to the policy is located. All insurance policies maintained pursuant to this Section 4.10 shall be maintained with a Qualified Insurer.

     Section 4.11 Blanket Hazard Insurance.

          In the event that the Servicer shall obtain and maintain a blanket policy with a Qualified Insurer insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Owner as loss payee and provides coverage in an amount equal to the amount required under Section 4.10, and otherwise complies with the requirements of
Section 4.10, the Servicer shall be deemed conclusively to have satisfied its obligations under Section 4.10, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the difference, if any, between the amount that would have been payable under a policy complying with Section 4.10 and the amount paid under such blanket policy. Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days prior written notice to the Owner.

     Section 4.12 Fidelity Bond, Errors and Omissions Insurance.

          The Servicer shall maintain, at its own expense, with a Qualified Insurer, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage with responsible companies that meet the requirements of Fannie Mae on all officers, employees and other persons acting in any capacity with regard to the Mortgage Loans and who handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond and errors and omissions insurance shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the corresponding amounts acceptable to Fannie Mae in the Fannie Mae Guide or by Freddie Mac in the Freddie Mac Guide. The Servicer shall, upon request of Owner, deliver to the Owner a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty days prior written notice to the Owner. The Servicer shall notify the Owner within five Business Days of receipt of notice that such Fidelity Bond or insurance policy will be, or has been, materially modified or terminated. The Owner and its successors or assigns as their interests may appear must be named as loss payees on the Fidelity Bond and as additional insured on the errors and omissions policy.

     Section 4.13 Title, Management and Disposition of REO Property.

          In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Owner or its designee. Any such Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the benefit of the Owner.

          The Servicer shall assume the responsibility for marketing each REO Property in accordance with Accepted Servicing Practices. Thereafter, the Servicer shall continue to provide certain administrative services to the Owner relating to such REO Property as set forth in this Section 4.13. The REO Property must be sold within three years following the end of the calendar year of the date of acquisition if a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, unless (i) the Owner shall have been supplied with an Opinion of Counsel (at the Servicer's expense) to the effect that the holding by the related trust of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the related trust as defined in Section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the related trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Owner (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to progress being made in selling such REO Property.

          Notwithstanding any other provision of this Agreement, if a REMIC election has been made, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the related trust or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within a meaning of Section 860G(a)(8) of the Code, (ii) subject the related trust to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of Section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the related trust or any income from non-permitted assets as described in Section 860F(a) (2)(B) of the Code, unless the Servicer has agreed to indemnify and hold harmless the related trust with respect to the imposition of any such taxes.

          The Servicer shall, either itself or through an agent selected by the Servicer, and in accordance with the Fannie Mae Guide and Accepted Servicing Practices, manage, conserve, protect and operate each REO Property. Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Owner and as are approved in writing by the Owner. The REO Disposition Proceeds from the sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related Servicing Advances, or Monthly Advances made pursuant to Section 5.03.

          The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as may be required by the circumstances. The Servicer shall make or cause the inspector to make a written report of each such inspection. Such reports shall be retained in the Servicing File and copies thereof shall be forwarded by the Servicer to the Owner.

          Notwithstanding anything to the contrary set forth in this Section 4.13, the parties hereto hereby agree that the Owner, at its option, shall be entitled to manage, conserve, protect and operate each REO Property for its own benefit (such option, an "REO Option"). In connection with the exercise of an REO Option, the prior two paragraphs and the related provisions of Section 4.03 and Section 4.04(iii) (such provisions, the "REO Marketing Provisions") shall be revised as follows. Following the acquisition of any Mortgaged Property, the Servicer shall submit a detailed invoice to the Owner for all related Servicing Advances and, upon exercising the REO Option, the Owner shall promptly reimburse the Servicer for such amounts. In the event the REO Option is exercised with respect to an REO Property, Section 4.04 (iii) shall not be applicable thereto. References made in Section 4.03 with respect to the reimbursement of Servicing Advances shall, for purposes of such REO Property, be deemed to be covered by this paragraph. The Owner acknowledges that, in the event it exercises an REO Option, with respect to the related REO Property, there shall be no breach by the Servicer based upon or arising out of the Servicer's failure to comply with the REO Marketing Provisions from and after the date on which such REO Option is exercised by the Owner.

     Section 4.14 Notification of Adjustments.

          With respect to each Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with requirements of applicable law and the related electronic data received on the Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related electronic data received on the Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. The Servicer shall promptly, upon written request by the Owner, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused to the Owner thereby.

                                    ARTICLE V

                              PAYMENTS TO THE OWNER

     Section 5.01 Remittances.

          On each Remittance Date the Servicer shall remit, by wire transfer of immediately available funds, to the Owner (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the end of the preceding month which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii); minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, which amounts shall be remitted on the related Remittance Date next succeeding the Due Period for such amounts.

          With respect to any remittance received by the Owner after the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding related Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

     Section 5.02 Statements to the Owner.

          Not later than the tenth calendar day, or if such day is not a Business Day, the first Business Day immediately preceding the tenth calendar day of the month of the related Remittance Date, the Servicer shall furnish to the Owner, a monthly remittance advice in the format set forth in Exhibit F attached hereto (or in such other electronic format mutually agreed to by the Servicer and Owner), with regard to monthly loan remittance data and Exhibit G (or in such other electronic format mutually agreed to by the Servicer and Owner) with respect to defaulted mortgage loans, with a trial balance report attached thereto, and such other loan level information reasonably available to the Servicer and requested by the Owner. Upon request of the Owner, the Servicer will have a telephone conversation monthly to discuss the status of the defaulted mortgage loans and the servicing hereunder.

     Section 5.03 Monthly Advances by the Servicer.

          Not later than the close of business on the Business Day preceding each Remittance Date, the Servicer shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Servicer, whether or not deferred pursuant to Section

4.01, of Monthly Payments, adjusted to the related Mortgage Loan Remittance Rate, which are delinquent at the close of business on the related Determination Date. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the final disposition or liquidation of the Mortgaged Property, unless the Servicer deems such advance to be nonrecoverable from Liquidation Proceeds, REO Disposition Proceeds or Insurance Proceeds with respect to the applicable Mortgage Loan. In such latter event, the Servicer shall deliver to the Owner an Officer's Certificate of the Servicer to the effect that an officer of the Servicer has reviewed the related Servicing File and has obtained a recent appraisal and has made the reasonable determination that any additional advances are nonrecoverable from Liquidation or Insurance Proceeds with respect to the applicable Mortgage Loan.

     Section 5.04 Liquidation Reports.

          Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report in the format set forth in Exhibit H attached hereto (or in such other format mutually agreed to by the Servicer and Owner) with respect to such Mortgaged Property. The Servicer shall also provide reports on the status of REO Property containing such information as Owner may reasonably require.

                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

     Section 6.01 Assumption Agreements.

          The Servicer shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of a Mortgaged Property (whether by absolute conveyance or by contract of, sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that the Servicer shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. If an assumption is allowed pursuant to this Section 6.01, the Servicer, with the prior consent of the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

          In connection with any such assumption or substitution of liability, the Servicer shall follow the underwriting practices and procedures of the Fannie Mae Guide. With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note and the amount of the Monthly Payment may not be changed. The Servicer shall notify the Owner that any such substitution of liability or assumption agreement has been completed by forwarding to the Owner the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage Loan Documents and shall, for all purposes, be considered a part of such related mortgage file to the same extent as all other documents and instruments constituting a part thereof. All fees collected by the Servicer for entering into an assumption or substitution of liability agreement shall belong to the Servicer.

          Notwithstanding the foregoing paragraphs of this section or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 6.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

     Section 6.02 Satisfaction of Mortgages and Release of Mortgage Loan Documents.

          Upon the payment in full of any Mortgage Loan, the Servicer will immediately notify the Custodian with a certification and request for release by a Servicing Officer, which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 4.04 have been so deposited, and a request for delivery to the Servicer of the portion of the Mortgage Loan Documents held by the Custodian. Upon receipt of such certification and request, the Owner shall promptly release or cause the Custodian to promptly release the related Mortgage Loan Documents to the Servicer and the Servicer shall prepare and deliver for execution by the Owner or at the Owner's option execute under the authority of a power of attorney delivered to the Servicer by the Owner any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

          In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Owner may have under the mortgage instruments, the Servicer, upon written demand, shall remit to the Owner within two Business Days the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Servicer shall maintain the Fidelity Bond and errors and omissions insurance insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

          From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loans, including for the purpose of collection under any Primary Mortgage Insurance Policy, upon request of the Servicer and delivery to the Custodian of a servicing receipt signed by a Servicing Officer, all as provided in the Custodial Agreement, the Servicer may request the Custodian to release to the Servicer the portion of the Mortgage Loan Documents held by the Custodian to the Servicer. Such servicing receipt shall obligate the Servicer to promptly return the related Mortgage Loan Documents to the Custodian, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or such documents have been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has promptly delivered to the Owner or the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such documents were delivered and the purpose or purposes of such delivery.

     Section 6.03 Servicing Compensation.

          As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Servicer's Servicing Fee. Additional servicing compensation in the form of assumption fees, as provided in Section 6.01, late payment charges and other ancillary fees (excluding Prepayment Penalties) shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

     Section 6.04 Annual Statement as to Compliance; Financial Statements.

          The Servicer shall deliver to the Owner, on or before February 28th each year beginning February 28, 2007, an Officer's Certificate, stating that
(i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement or similar agreements has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its responsibilities and obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such responsibilities and obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

     Section 6.05 Annual Independent Certified Public Accountants' Servicing Report.

          On or before February 28th of each year beginning February 28, 2007, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Owner to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans similar in nature and that such firm is of the opinion that the provisions of this or similar Agreements have been complied with, and that, on the basis of such examination conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. By providing Owner a copy of a Uniform Single Attestation Program Report from their independent public accountant's on an annual basis, Servicer shall be considered to have fulfilled its obligations under this Section 6.05.

     Section 6.06 Owner's Right to Examine Servicer Records.

          The Owner shall have the right to examine and audit, at its expense, upon reasonable notice to the Servicer, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Servicer, or held by another for the Servicer or on its behalf or otherwise, which relate to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

          The Servicer shall provide to the Owner and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Owner access to any documentation regarding the Mortgage Loans in the possession of the Servicer which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer, and in accordance with the applicable federal or state government regulations.

     Section 6.07 Compliance with REMIC Provisions.

          If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contribution" to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

     Section 6.08 Non-solicitation.

          The Servicer shall not conduct any solicitation targeted to the Mortgagors for the purpose of inducing or encouraging the early prepayment or refinancing of the related Mortgage Loans. It is understood and agreed that promotions undertaken by the Servicer or any agent or affiliate of the Servicer which are directed to the general public at large, including mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements, shall not constitute solicitation under this Section 6.08.

     Section 6.09 Annual Certification and Indemnification.

     (i) With respect to any Mortgage Loans that are subject to a pass-through transfer or other securitization (a "Securitization") in which the filing of a Sarbanes-Oxley Certification directly with the Securities and Exchange Commission is required, by February 28th of each year or in connection with any additional Sarbanes-Oxley Certification required to be filed upon thirty (30) days written request, an officer of the Servicer shall execute and deliver an Officer's Certification substantially in the form attached hereto as Exhibit E, to the entity filing the Sarbanes-Oxley Certification directly with the Securities and Exchange Commission (the "Sarbanes Certifying Party") for the benefit of such entity and such entity's affiliates and the officers, directors and agents of such entity.

     (ii) The Servicer shall indemnify and hold harmless the Sarbanes Certifying Party and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under Sections 6.04, 6.05 and 6.09 or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Sarbanes Certifying Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Sarbanes Certifying Party as a result of the losses, claims, damages or liabilities of the Sarbanes Certifying Party in such proportion as is appropriate to reflect the relative fault of the Sarbanes Certifying Party on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under Sections 6.04, 6.05 and 6.09 or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

                                   ARTICLE VII

                       REPORTS TO BE PREPARED BY SERVICER

     Section 7.01 Servicer Shall Provide Information as Reasonably Required.

          The Servicer shall furnish to the Owner upon reasonable request, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the purposes of this Agreement. The Servicer may negotiate with the Owner for a reasonable fee for providing such report or information, unless (i) the Servicer is required to supply such report or information pursuant to any other section of this Agreement, or (ii) the report or information has been requested in connection with Internal Revenue Service or other regulatory agency requirements. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions given by the Owner. The Servicer agrees to execute and deliver all such instruments and take all such action as the Owner, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                                  ARTICLE VIII

                                  THE SERVICER

     Section 8.01 Indemnification; Third Party Claims.

          The Servicer agrees to indemnify the Owner, its successors and assigns, and any agent of the Owner (each an "Indemnified Person") and hold each such Indemnified Person harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that such Indemnified Person may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement and for breach of any representation, warranty or covenant of the Servicer contained herein. The Servicer shall immediately notify the Owner or other Indemnified Person if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Owner and such other Indemnified Person) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or such other Indemnified Person in respect of such claim but failure to so notify the Owner and such other Indemnified Person shall not limit its obligations hereunder. The Servicer agrees that it will not enter into any settlement of any such claim without the consent of the Owner and such other Indemnified Person unless such settlement includes an unconditional release of the Owner and such other Indemnified Person from all liability that is the subject matter of such claim. The provisions of this Section 8.01 shall survive termination of this Agreement.

     Section 8.02 Merger or Consolidation of the Servicer.

          The Servicer shall keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

          Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer whether or not related to loan servicing, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, or which is a HUD-approved mortgagee whose primary business is in origination and servicing of first lien 1-4 family mortgage loans, and (iii) which is a Fannie Mae or Freddie Mac approved seller/servicer in good standing. Furthermore, in the event the Servicer transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Servicer, such affiliate shall satisfy the condition above, and shall also be fully liable to the Owner for all of the Servicer's obligations and liabilities hereunder.

     Section 8.03 Limitation on Liability of the Servicer and Others.

          Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform in any way its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of negligence or any breach of the terms and conditions of this Agreement. The Servicer and any officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by the Owner respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Owner will be liable, the Owner shall reimburse the Servicer within thirty days of receipt by the Owner of a billing statement from the Servicer providing reasonable detail with respect thereto, unless the Owner is disputing such charges, in which event the Owner shall reimburse the Servicer as promptly as feasible upon resolution of such dispute.

     Section 8.04 Servicer Not to Resign.

          The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 12.01.

     Section 8.05 No Transfer of Servicing.

          With respect to the retention of the Servicer to service the Mortgage Loans hereunder, the Servicer acknowledges that the Owner has acted in reliance upon the Servicer's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this section, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Owner.

                                   ARTICLE IX

                                     DEFAULT

     Section 9.01 Events of Default.

          Each of the following shall constitute an Event of Default on the part of the Servicer:

          (i) any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after written notice thereof (it being understood that this subparagraph shall not affect Servicer's obligation pursuant to Section 5.01 to pay default interest on any remittance received by the Owner after the Business Day on which such payment was due); or

          (ii) any failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement, the breach of which has a material adverse effect and which continue unremedied for a period of sixty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and such failure shall be deemed to have a material adverse effect) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

          (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

          (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for two Business Days; or

          (vi) the Servicer ceases to meet the qualifications of a Fannie Mae or Freddie Mac servicer; or

          (vii) the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof except as otherwise permitted herein;

          (viii) the Servicer ceases to be qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Servicer's ability to perform its obligations hereunder; or

          (ix) failure by the Servicer to duly perform, within the required time period, its obligations under Section 6.04, Section 6.05, Section 6.09 or
     Article XI of this Agreement which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans.

          In each and every such case, so long as an Event of Default shall not have been remedied, the Owner, by notice in writing to the Servicer may, in addition to whatever rights the Owner may have under Section 8.01 and at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same.

          From and after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from the Owner, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense. The Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property.

     Section 9.02 Waiver of Defaults.

          The Owner may waive, only by written notice, any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

                                    ARTICLE X

                                   TERMINATION

     Section 10.01 Termination.

          The respective obligations and responsibilities of the Servicer shall terminate upon the earliest to occur of the following: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; and (ii) termination by the Owner pursuant to Section
9.01. Simultaneously with any such termination and the transfer of servicing hereunder, the Servicer shall be entitled to be reimbursed for any outstanding Servicing Advances and Monthly Advances (net of any amounts owed by the Servicer to the Owner hereunder). In no event shall the Servicer be entitled to any termination fee or other compensation with respect to any termination of this Agreement or the Servicer's rights hereunder, in whole or in part, which is effected pursuant to Section 9.01.

     Section 10.02 Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Securitization Transaction or Whole Loan Transfer.

          The Owner and the Servicer agree that with respect to some or all of the Mortgage Loans, the Owner, at its sole option, may effect Whole Loan Transfers or Securitization Transactions, retaining the Servicer as the servicer thereof or subservicer if a master servicer is employed, or as applicable the "servicer". At the election of the Owner, from and after the Reconstitution Date, the Mortgage Loans transferred shall remain covered by this Agreement, insofar as the Servicer shall continue to service such Mortgage Loans on behalf of the Owner in accordance with the terms and provisions of this Agreement or shall be subject to a pooling and servicing agreement or a subservicing agreement containing customary secondary market servicing provisions with respect to mortgage loans that are subject to a rated mortgage loan securitization, including without limitation, the provisions specified in paragraph (e) below.

          The Servicer shall cooperate with the Owner in connection with each Whole Loan Transfer or Securitization Transaction in accordance with this
Section 10.02. In connection therewith the Servicer shall:

     (i) make all representations and warranties with respect to the Servicer itself as of the Reconstitution Date of the related Whole Loan Transfer or Securitization Transaction;

     (ii) negotiate in good faith and execute any seller/servicer agreements required by the shelf registrant to effectuate the foregoing provided such agreements create no greater obligation or cost on the part of the Servicer than otherwise set forth in this Agreement;

     (iii) provide as applicable:

          (i) any and all information and appropriate verification of information which may be reasonably available to the Servicer, including the Servicer's foreclosure, delinquency experience and the Servicer's standards, whether through letters of its auditors and counsel or otherwise, as the Owner shall request; and

          (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, financial description of the Servicer as servicer for inclusion in any disclosure document or offering memorandum to be distributed to potential investors in connection with a Securitization Transaction with respect to the Mortgage Loans, and certificates of public officials or officers of the Servicer as are reasonably believed necessary by the Trustee, any Rating Agency, or the Owner, as the case may be, in connection with such Whole Loan Transfers or Securitization Transactions. The Owner shall pay all third party costs associated with the preparation of such information. The Servicer shall execute any servicer agreements required within a reasonable period of time after receipt of such servicer agreements which time shall be sufficient for the Servicer and Servicer's counsel to review such servicer agreements. Under this Agreement, the Servicer shall retain a servicing fee at a rate per annum equal to no less than the rate specified on the Mortgage Loan Schedule for such Mortgage Loan;

     (iv) indemnify the Owner for any material misstatements or omissions contained in the information provided pursuant to (c) above; and

     (v) in connection with any Securitization Transaction of any Mortgage Loans, to execute a pooling and servicing agreement or a subservicing agreement, which pooling and servicing agreement or subservicing agreement may, at the Owner's direction, contain contractual provisions including a 24-day certificate payment delay (54-day total payment delay), servicer advances of delinquent scheduled payments of principal and interest through liquidation (unless deemed non-recoverable) and prepayment interest shortfalls (to the extent of the monthly servicing fee payable thereto), servicing and mortgage loan representations and warranties which in form and substance conform to the representations and warranties in this Agreement and to secondary market standards for securities backed by mortgage loans similar to the Mortgage Loans and such provisions with regard to servicing responsibilities, investor reporting, segregation and deposit of principal and interest payments, custody of the Mortgage Loans, special foreclosure rights, and other covenants as are required by the Owner and one or more Rating Agencies for "AAA" rated mortgage pass-through transactions which are "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984, unless otherwise mutually agreed. If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860G(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860(D) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

          In the event the Owner has elected to have the Servicer hold record title to the Mortgages, prior to the Reconstitution Date the Servicer shall prepare an assignment in blank or, at the option of the Owner, to the Trustee from the Servicer acceptable to the Trustee for each Mortgage Loan that is part of the Whole Loan Transfers or Securitization Transactions. The

Owner shall pay all preparation and recording costs associated therewith. The Servicer shall execute each assignment, track such assignments to ensure they have been recorded and deliver them as required by the trustee upon the Servicer's receipt thereof. Additionally, the Servicer shall prepare and execute, at the direction of the Owner, any note endorsements in connection with any and all seller/servicer agreements.

          All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Securitization Transaction shall remain subject to this agreement and shall continue to be serviced in accordance with the terms of this agreement and with respect thereto this agreement shall remain in full force and effect.

                                   ARTICLE XI
                          COMPLIANCE WITH REGULATION AB

          Section 11.01 Intent of the Parties; Reasonableness.

     The Owner and the Servicer acknowledge and agree that the purpose of
Article XI of this Agreement is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission and that the provisions of this Article shall be applicable to all Mortgage Loans. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Servicer acknowledges that investors in privately offered securities may require that the Owner or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

     Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Owner and any Master Servicer to deliver to the Owner (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner, the Master Servicer or any Depositor to permit the Owner, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer, and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner or any Depositor to be necessary in order to effect such compliance.

          Section 11.02 Additional Representations and Warranties of the
Servicer.

          (a) The Servicer hereby represents to the Owner, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Owner, any Master Servicer or any Depositor under Section 11.03 that, except as disclosed in writing to the Owner, such Master Servicer or such Depositor prior to such date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

          (b) If so requested by the Owner, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Owner, any Master Servicer or any Depositor under Section 11.03, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

          Section 11.03 Information to Be Provided by the Servicer.

          In connection with any Securitization Transaction the Servicer shall
(i) within five Business Days following request by the Owner or any Depositor, provide to the Owner and such Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in paragraphs (c) and (g) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Servicer, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in paragraph (d) of this Section.

          (a) [Reserved]

          (b) [Reserved]

          (c) If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Reg AB Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

               (A) the Reg AB Servicer's form of organization;

               (B) a description of how long the Reg AB Servicer has been servicing residential mortgage loans; a general discussion of the Reg AB Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Reg AB Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Reg AB Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Reg AB Servicer that may be material, in the good faith judgment of the Owner or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                    (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Reg AB Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                    (2) the extent of outsourcing the Reg AB Servicer utilizes;

                    (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Reg AB Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                    (4) whether the Reg AB Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                    (5) such other information as the Owner or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

               (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Reg AB Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

               (D) information regarding the Reg AB Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Reg AB Servicer could have a material adverse effect on the performance by the Reg AB Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

               (E) information regarding advances made by the Reg AB Servicer on the Mortgage Loans and the Reg AB Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Reg AB Servicer to the effect that the Reg AB Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

               (F) a description of the Reg AB Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

               (G) a description of the Reg AB Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;

               (H) information as to how the Reg AB Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience; and

               (I) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Reg AB Servicer; and

               (J) a description of any affiliation or relationship between the Reg AB Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Reg AB Servicer by the Owner or any Depositor in writing in advance of such Securitization Transaction:

               (1) the sponsor;

               (2) the depositor;

               (3) the issuing entity;

               (4) any servicer;

               (5) any trustee;

               (6) any originator;

               (7) any significant obligor;

               (8) any enhancement or support provider; and

               (9) any other material transaction party.

          (d) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) provide prompt notice to the Owner, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Servicer or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, any Subservicer (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer or Subcontractor to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships.

          (e) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

          (f) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

               (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

               (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

               (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as,


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

               additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

          (g) The Servicer shall provide to the Owner, any Master Servicer and any Depositor, such additional information as such party may reasonably request, including evidence of the authorization of the person signing any certification or statement, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder.

          Section 11.04 Servicer Compliance Statement.

     On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner, any Master Servicer and any Depositor a statement of compliance addressed to the Owner, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

          Section 11.05 Report on Assessment of Compliance and Attestation.

          (a) On or before March 1 of each calendar year, commencing in 2007, the Servicer shall:

               (i) deliver to the Owner, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Owner, such Master Servicer and such Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Owner, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the "Applicable Servicing Criteria" specified on Exhibit E hereto;

               (ii) deliver to the Owner, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Owner, such Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;


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

               (iii) cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Section 11.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Owner, any Master Servicer and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

               (iv) deliver and cause each Subservicer and Subcontractor described in clause (iii) above to provide, to the Owner, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Servicer, in the form attached hereto as Exhibit A.

          (b) The Servicer acknowledges that the parties identified in clause
(a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

          Each assessment of compliance provided by a Subservicer pursuant to
Section 11.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit E hereto delivered to the Owner concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to
Section 11.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 11.06.

          Section 11.06 Use of Subservicers and Subcontractors.

          The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

          (a) It shall not be necessary for the Servicer to seek the consent of the Owner, any Master Servicer or any Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section and with Sections 11.02, 11.03(c), (e), (f) and (g), 11.04, 11.05 and 11.07 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 11.03(d) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Owner and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 11.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 11.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 11.05 as and when required to be delivered.

          (b) It shall not be necessary for the Servicer to seek the consent of the Owner, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Owner, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Owner, such Depositor and such Master Servicer) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

          As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of Sections 11.05 and 11.07 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 11.05, in each case as and when required to be delivered.

          Section 11.07 Indemnification; Remedies.

          (a) The Servicer shall indemnify the Owner, each affiliate of the Owner, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided under this Article 11 by or on behalf of the Servicer, or provided under this Article 11 by or on behalf of any Subservicer or Subcontractor (collectively, the

     "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

          (ii) any breach by the Servicer of its obligations under this Article 11, including particularly any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this
     Article 11, including any failure by the Servicer to identify pursuant to
     Section 11.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

          (iii) any breach by the Servicer of a representation or warranty set forth in Section 11.02(a) or in a writing furnished pursuant to Section 11.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 11.02(b) to the extent made as of a date subsequent to such closing date; or

          (iv) the negligence bad faith or willful misconduct of the Servicer in connection with its performance under this Article 11.

          If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

          In the case of any failure of performance described in clause (a)(ii) of this Section, the Servicer shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.

          This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

          (b)(i) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article 11, or any breach by the Servicer of a representation or warranty set forth in Section 11.02(a) or in a writing furnished pursuant to Section 11.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 11.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

          (ii) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 11.04 or 11.05, including any failure by the Servicer to identify pursuant to Section 11.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

          (iii) The Servicer shall promptly reimburse the Owner (or any designee of the Owner, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

          Section 11.08 Third Party Beneficiary.

          For purposes of this Article 11 and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.


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

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

     Section 12.01 Successor to the Servicer.

          Upon termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.04 or 9.01, the Owner shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Owner and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this section and shall in no event relieve the Servicer of the representations and warranties made pursuant to Article III and the remedies available to the Owner under
Section 8.01, it being understood and agreed that the provisions of such Article III and Section 8.01 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

          Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Section 8.04 or 9.01 shall not affect any claims that the Owner may have against the Servicer arising prior to any such termination or resignation.

          The Servicer shall promptly deliver to the successor the funds in the Custodial Account and the Escrow Account and the Servicing Files and related documents and statements held by it hereunder and the Servicer shall account for all funds. The Servicer shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer. The successor shall make such arrangements as it may deem appropriate to reimburse the Servicer for unrecovered Monthly Advances and Servicing Advances which the successor retains hereunder and which would otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor servicer.

          Upon a successor's acceptance of appointment as such, the Servicer shall notify the Owner of such appointment.

          All reasonable costs and expenses incurred in connection with replacing the Servicer upon its resignation or the termination of the Servicer in accordance with the terms of this Agreement, including, without limitation,
(i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an Event of Default and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with this Agreement, shall be payable on demand by the resigning or terminated Servicer without any right of reimbursement therefor.

     Section 12.02 Amendment.

          This Agreement may be amended from time to time by the Servicer and the Owner by written agreement signed by the Servicer and the Owner.

     Section 12.03 Governing Law.

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS, OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW Section 5-1401. THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 12.04 Notices.

          Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telecopier and confirmed by a similar mailed writing, as follows:

          (i)  if to the Servicer with respect to servicing issues:

               801 John Barrow Road Suite 1
               Little Rock, AR 72205
               Attention: Lou Ann Howard
               Telephone: (501) 716-5735
               Telecopier: (501) 716-5768

               with a copy to:

               Mitchell Williams PLLC
               425 West Capital Avenue, Suite 1800
               Little Rock, AR 72201
               Attention: Don Henry, Esq.
               Telephone: (501) 688-8840
               Telecopier: (501) 688-8807

          (ii) if to the Owner:

               Luminent Mortgage Capital, Inc.
               Maia Mortgage Finance Statutory Trust
               Mercury Mortgage Finance Statutory Trust
               101 California Street, 13th Floor
               San Francisco, CA 94111
               Attention: Christopher Zyda
               Telephone: (415) 217-4500
               Telecopier: (415) 217-4518

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice, or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the address (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

     Section 12.05 Severability of Provisions.

          Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

     Section 12.06 Exhibits and Schedules.

          The exhibits, schedules and other addenda and supplements to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     Section 12.07 General Interpretive Principles.

          For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (iii) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (iv) a reference to a Subsection without further reference to a
     Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (v) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (vi) the term "include" or "including" shall mean without limitation by reason of enumeration.

     Section 12.08 Reproduction of Documents.

          This Agreement and all documents relating hereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     Section 12.09 Confidentiality of Information.

          Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party. Except as required to be disclosed by law, each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of this Agreement.

     Section 12.10 Assignment by the Owner.

          The Owner shall have the right, without the consent of the Servicer to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder and the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans. The Servicer shall not be obligated to recognize any such assignee or designee unless such person executes an assignment and assumption agreement reasonably acceptable to the Servicer. All references to the Owner in this Agreement shall be deemed to include its assignees or designees. The foregoing shall not affect any of the Servicer's rights under the Servicing Rights Purchase Agreement dated as of [Agreement Date] between the Owner and the Servicer.

     Section 12.11 No Partnership.

          Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for Owner.

     Section 12.12 Counterparts; Successors and Assigns.

          This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.05, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective successors and assigns.

     Section 12.13 Entire Agreement.

          Each of the Servicer and the Owner acknowledges that no representations, agreements or promises were made to it by the other party or any of its employees other than those representations, agreements or promises specifically contained herein. This Agreement sets forth the entire understanding between the parties hereto with respect to the matters set forth herein, and shall be binding upon all successors of both parties.

     Section 12.14 Further Agreements.

          The Servicer and the Owner each agrees to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purpose of this Agreement.

     Section 12.15 Third Party Beneficiary.

          For purposes of this Agreement, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement.

          IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date and year first above written.

                                  LUMINENT MORTGAGE CAPITAL, INC.


                                  By: /s/ Christopher J. Zyda
                                      ------------------------------------
                                      Name: Christopher J. Zyda
                                      Title: Chief Financial Officer


                                  MAIA MORTGAGE FINANCE STATUTORY TRUST


                                  By: /s/ Christopher J. Zyda
                                      ------------------------------------
                                      Name: Christopher J. Zyda
                                      Title: Trustee & President


                                  MERCURY MORTGAGE FINANCE STATUTORY TRUST


                                  By: /s/ Christopher J. Zyda
                                      ------------------------------------
                                      Name: Christopher J. Zyda
                                      Title: Trustee & President


                                  CENTRAL MORTGAGE COMPANY


                                  By: /s/ William G. Roehrenbeck
                                      ------------------------------------
                                      Name: William G. Roehrenbeck, Master CMB
                                      Title: President/CEO

                                   Exhibit A

                             MORTGAGE LOAN SCHEDULE

                             Available Upon Request

                                   EXHIBIT B

                    FORM OF CUSTODIAL ACCOUNT CERTIFICATION

                                                           ____________ __, 200_

To: __________________________________

     (the "Depository")

          As Servicer under the Servicing Agreement, dated as of July 17, 2006 between Luminent Mortgage Capital, Inc., Maia Mortgage Finance Statutory Trust and Mercury Mortgage Finance Statutory Trust (the "Owner") and Central Mortgage Company (the "Servicer"), we hereby authorize and request you to establish an account, as a Custodial Account, to be designated as "Central Mortgage Company in trust for the Owner and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                        CENTRAL MORTGAGE COMPANY
                                        (Seller)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

          The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                                        (Depository)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                   EXHIBIT C

                      FORM OF ESCROW ACCOUNT CERTIFICATION

                                                           ____________ __, 200_

To: __________________________________

     (the "Depository")

          As Servicer under the Servicing Agreement, dated as of July 17, 2006 between Luminent Mortgage Capital, Inc., Maia Mortgage Finance Statutory Trust and Mercury Mortgage Finance Statutory Trust (the "Owner") and Central Mortgage Company (the "Servicer"), we hereby authorize and request you to establish an account, as an Escrow Account, to be designated as "Central Mortgage Company in trust for the Owner and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                        CENTRAL MORTGAGE COMPANY
                                        (Seller)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

          The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                                       (Depository)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                   EXHIBIT D

                        REQUEST FOR RELEASE OF DOCUMENTS

To: [Addressee]

     Re: The Custodial Agreement, dated as of ______________, between [Owner Legal Name] as the Owner and __________________, as the Custodian.

     In connection with the administration of the Mortgage Loans held by you as the Custodian on behalf of the Owner, we request the release, and acknowledge receipt, of the (Custodial File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

     Documents to be sent to Name, Address and Phone Number

Mortgagor's Name Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

____ 1. Mortgage Loan Paid in Full. (The [Servicer] hereby certifies that all amounts received in connection therewith have been credited to the account of the Owner.

____   2. Mortgage Loan Liquidated By ____________________________ (The
       [Servicer] hereby certifies that all proceed of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the account of the Owner.

____   3. Mortgage Loan in Foreclosure

____   4. Other (explain)

     If box 1 or 2 above is checked, and if all or part of the Custodial File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

     If box 3 or 4 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                     [SERVICER]


                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------
                                     Date:
                                           -------------------------------------

Acknowledgment of Documents returned to the Custodian:

                                     ___________________________, as Custodian


                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------
                                     Date:
                                           -------------------------------------

                                   EXHIBIT E

                      FORM OF SARBANES-OXLEY CERTIFICATION

     I, __________________________, certify to ____________________________, and its officers, directors, agents and affiliates (the "Sarbanes Certifying Party"), and with the knowledge and intent that they will rely upon this certification, that:

     (i) Based on my knowledge, the information relating to the Mortgage Loans and the servicing thereof submitted by the Servicer to the Sarbanes Certifying Party which is used in connection with preparation of the reports on Form 8-K and the annual report on Form 10-K filed with the Securities and Exchange Commission with respect to the Securitization, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

     (ii) The servicing information required to be provided to the Sarbanes Certifying Party by the Servicer under the [applicable servicing agreement] has been provided to the Sarbanes Certifying Party;

     (iii) I am responsible for reviewing the activities performed by the Servicer under the [applicable servicing agreement] and based upon the review required by the [applicable servicing agreement], and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Sarbanes Certifying Party, the Servicer has, as of the date of this certification, fulfilled its obligations under the [applicable servicing agreement];

     (iv) I have disclosed to the Sarbanes Certifying Party all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the [applicable servicing agreement]; and

     (v) The Servicer shall indemnify and hold harmless the Sarbanes Certifying Party and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations or representations under this Certification or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Sarbanes Certifying Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Sarbanes Certifying Party as a result of the losses, claims, damages or liabilities of the Sarbanes Certifying Party in such proportion as is appropriate to reflect the relative fault of the Sarbanes Certifying Party on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Certification or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

     CAPITALIZED WORDS NOT OTHERWISE DEFINED HEREIN HAVE THE MEANING ASSIGNED TO THEM IN THE SERVICING AGREEMENT DATED JULY 17, 2006 BY AND BETWEEN LUMINENT MORTGAGE CAPITAL, INC., MAIA MORTGAGE FINANCE STATUTORY TRUST AND MERCURY MORTGAGE FINANCE STATUTORY TRUST, AS OWNER AND THE SERVICER.

          IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated:
       -----------------------------


                                                 By:
                                                     ---------------------------
                                                 Name:
                                                 Title:

                                   EXHIBIT F

                                   EXHIBIT G

                                   EXHIBIT H

                                    EXHIBIT I

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

          The assessment of compliance to be delivered by [the Servicer] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

                                                                      APPLICABLE
                                                                       SERVICING
                         SERVICING CRITERIA                            CRITERIA
--------------------------------------------------------------------------------
    REFERENCE                           CRITERIA
--------------------------------------------------------------------------------
                           GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to              X
                   monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are               X
                   outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements
                   to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy        X
                   is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

                          CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into          X
                   the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf         X
                   of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding              X
                   collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such         X
                   as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a              X
                   federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent       X
                   unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis        X
                   for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate;
                   (B) prepared within 30 calendar days after the bank statement cutoff date, or such other

                                                                      APPLICABLE
                                                                       SERVICING
                         SERVICING CRITERIA                            CRITERIA
--------------------------------------------------------------------------------
    REFERENCE                           CRITERIA
--------------------------------------------------------------------------------
                   number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

                          INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be            X
                   filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                   Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements;
                   (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and             [X]
                   remitted in accordance with timeframes,
                   distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted           [X]
                   within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor         [X]
                   reports agree with cancelled checks, or other form of payment, or custodial bank statements.

                              POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is
                   maintained as required by the transaction agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are
                   safeguarded as required by the transaction agreements.

1122(d)(4)(iii)    Any additions, removals or substitutions to the
                   asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any               X
                   payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage           X
                   loans agree with the Servicer's records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of          X
                   an obligor's mortgage loans (e.g., loan
                   modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,              X
                   forbearance plans, modifications and

                                                                      APPLICABLE
                                                                       SERVICING
                         SERVICING CRITERIA                            CRITERIA
--------------------------------------------------------------------------------
    REFERENCE                           CRITERIA
--------------------------------------------------------------------------------
                   deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are              X
                   maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return        X
                   for mortgage loans with variable rates are computed based on the related mortgage loan documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor        X
                   (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as          X
                   tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with           X
                   any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are          X
                   posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible            X
                   accounts are recognized and recorded in
                   accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support,             [X]
                   identified in Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

                                   EXHIBIT J

                         FORM OF BACK-UP CERTIFICATION

          I, [identify certifying individual], certify to the [Owner], [Mortgage Loan Servicer] [Depositor], [Trustee], [Securities Administrator] and [Master Servicer] that:

          Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

          The servicing information required to be provided by the Servicer under this Servicing Agreement has been provided to the Owner and the Master Servicer;

          (I am is responsible for reviewing the activities performed by the Servicer under the Agreement and based upon the review required by the Agreement, and except as disclosed in the Annual Statement of Compliance or the Annual Independent Public Accountant's Servicing Report, the Servicer has, as of the date of this certification fulfilled its obligations under the Agreement; and

          Such officer has disclosed to the Owner and the Master Servicer all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

                                        [CAPS NAME]


                                        By:
                                        Name:
                                        Title:
                                        Date:

                                    EXHIBIT K

1. The Servicer shall not commence foreclosure proceedings or any alternative to foreclosure proceedings with respect to a Mortgage Loan that has become 60 days or more delinquent unless (i) no later than five Business Days prior to its commencement of such foreclosure proceedings, it notifies the person that has been identified to it as the majority holder of the most junior class of the subordinate certificates (the "Majority Holder") of its intention to do so, and (ii) the Majority Holder does not, within such five-Business Day period, affirmatively object to such action.

2. In the event that the Servicer determines not to proceed with foreclosure proceedings or any alternative to foreclosure proceedings with respect to a Mortgage Loan and the Servicer has determined that it is unable to collect payments due under such Mortgage Loan in accordance with the Agreement, the Servicer shall, prior to taking any action with respect to such Mortgage Loan, promptly provide both the Master Servicer and the Majority Holder with notice of such determination and a description of such other action as it intends to take with respect to such Mortgage Loan; provided, that the Servicer shall not be permitted to proceed with any such action unless the Majority Holder does not, within such five-Business Day period, affirmatively object to such action.

     (a) If the Majority Holder timely and affirmatively objects to an action or contemplated action of the Servicer pursuant to paragraph 1 or 2 above, then the Majority Holder shall instruct the Master Servicer to hire three appraisal firms selected by the Master Servicer in its reasonable discretion, to compute the fair value of the Mortgaged Property securing the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a "Fair Value Price"), in each case no later than 30 days from the date of such Majority Holder objection. All costs relating to the computation of the Fair Value Prices shall be for the account of the Majority Holder and shall be paid by the Majority Holder at the time that such Mortgage Loan is purchased by the Majority Holder.

                    (i) If the Master Servicer shall have received three Fair
               Value Prices by the end of such 30-day period, then the Majority Holder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan (the "Unpaid Principal Balance") and
               (ii) the average of such three Fair Value Prices respectively determined by such appraisal firms; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

                    (ii) If the Master Servicer shall not have received three
               Fair Value Prices by the end of the 30-day period set forth in clause (1)(c) above, then:

                         (A) If the Master Servicer shall have received only two
                    Fair Value Prices by the end of such 30-day period, then the Master Servicer shall determine, in its reasonable discretion, the fair value of the Mortgaged Property and other collateral relating to such Mortgage Loan (such fair value, the "Master Servicer's Fair Value Price") and the Majority Holder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the average of such Fair Value Prices determined by such appraisal firms and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

                         (B) If the Master Servicer shall have received only one
                    Fair Value Price by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Majority Holder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the Fair Value Price determined by such appraisal firm and
                    (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

                         (C) If the Master Servicer shall not have received any
                    such Fair Value Prices by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Majority Holder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (1) the Unpaid Principal Balance thereof and
                    (2) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

                         (D) If the Master Servicer has not received three Fair
                    Value Prices by the end of such 30-day period, it shall continue for the next 30 days to try to obtain three Fair Value Prices. Upon the earlier of the date that it obtains the three Fair Value Prices, or the end of the 30-day extension, the Master Servicer shall recalculate the price payable pursuant to this Agreement and, within five Business Days thereafter, (i) the Majority Holder shall pay the Servicer the positive difference between the recalculated purchase price, and the price actually paid by it, or (ii) the Servicer shall refund to the Majority Holder the positive difference between the purchase price actually paid by the Majority Holder, and the recalculated purchase price.

3. Notwithstanding anything herein to the contrary, the Majority Holder shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan and the related Mortgaged Property, at the related purchase price set forth in this Exhibit K within the timeframe set forth in this Exhibit K following the Majority Holder's objection to an action of the Servicer, and the Servicer shall provide the Master Servicer notice of such failure.

4.   Any notice, confirmation, instruction or objection pursuant to paragraphs
     (1) and (2) above may be delivered via facsimile or other written or electronic communication as the parties hereto and the Majority Holder may agree to from time to time.

5. For the avoidance of doubt, the Majority Holder's rights set forth in this Exhibit K are intended to provide the Majority Holder, for so long as it has not forfeited its right under this Exhibit K as set forth in paragraph
     (3) above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

6. To the extent that the Majority Holder purchases any Mortgage Loan pursuant to this Exhibit K, the Servicer will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the Majority Holder will have no duty or responsibility to service any such Mortgage Loan.

7. In the event that the Majority Holder purchases any Mortgage Loan pursuant to this Exhibit K, the Servicer and the Majority Holder will work together in good faith to take any and all actions necessary to effect such purchase, including, but not limited to, the preparation and execution of any endorsements or assignments of the Mortgage Loan documents, all at the expense of the Majority Holder.

8. The Master Servicer shall promptly deliver any written notices that it receives under this Exhibit K to the Majority Holder.